Exhibit 10.25.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.   [***]  INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRD LEASE AMENDMENT

This THIRD LEASE AMENDMENT (this “Amendment”) is made as of the 10th day of October 2006, by and between 800 TOWER SPE LLC, having an office at c/o The Gale Company, LLC, 100 Campus Drive, Suite 200, Florham Park, New Jersey 07932 (“Landlord”), and QUICKEN LOANS, INC., having an office at 20555 Victor Parkway, Livonia, Michigan 48152 (“Tenant”).

RECITALS:

A.            Landlord’s predecessor-in-interest, PW/MS OP SUB I, LLC, and Tenant heretofore entered into a certain lease dated July 6, 2004, as amended by a certain First Amendment to 800 Tower Drive Lease dated July 13, 2005 and Second Amendment to 800 Tower Drive Lease dated October 31, 2005 (said lease as the same was or may hereafter be amended is hereinafter called the “Lease”) with respect to Premises on the second (2nd), third (3rd) and fourth (4th) floors of the building known as and located at 800 Tower Drive, Troy, Michigan, for a term ending on December 31, 2011, or such earlier date upon which said term may expire or be terminated pursuant to any conditions of limitation or other provisions of the Lease or pursuant to law; and

B.            Landlord and Tenant desire to amend the Lease to include an additional 5,481 rentable square feet on the first (1st) floor (the “First Floor Space”) and 30,389 rentable square feet on the fifth (5th) floor (the “Fifth Floor Space”, and together with the First Floor Space, the “Expansion Space”), as shown on Exhibit A attached hereto and made a part hereof subject to the terms, covenants and conditions set forth below.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the parties hereto mutually covenant and agree as follows:

1.             All capitalized terms not defined herein shall have the meaning ascribed them in the Lease.

2.             The Expansion Space Commencement Date shall mean the date when Landlord delivers possession of the Expansion Space to Tenant and the Expiration Date with respect to the Expansion Space shall be December 31, 2011. Effective as of the Expansion Space Commencement Date, the Premises, as defined in the Lease, shall include the Expansion Space, and:

(a)              The rentable area of the Premises shall be 127,617 square feet.

(b)              Tenant shall pay the cost of all electricity for lighting and power consumed in the Expansion Space (excluding electrical current required by the building standard heating and air conditioning systems), which electricity shall be measured by a meter installed by Landlord at Landlord’s expense.

3.             The First Floor Expansion Space Rent Commencement Date shall mean June 1, 2007. Commencing on the First Floor Expansion Space Rent Commencement Date and continuing through and including the Expiration Date,

(a)           Tenant shall pay to Landlord fixed monthly rent and annual rent in the amount as shown on Exhibit B attached hereto.

(b)           Tenant’s Share with respect to the Premises shall increase by 2.56%.

4.             The Fifth Floor Expansion Space Rent Commencement Date shall mean the date that is six (6) months after the earlier of the date (a) Tenant initially conducts business in the Expansion Space, or (b) ninety (90) days from the date of the mutual execution and delivery of this Amendment. Commencing on the Fifth Floor Expansion Space Rent Commencement Date and continuing through and including the Expiration Date,

(a)           Tenant shall pay to Landlord fixed monthly rent and annual rent in the amount as shown on Exhibit B attached hereto.

(b)           Tenant’s Share with respect to the Premises shall increase by 14.25%.

5.             (a)           The Tenant Allowance with respect to the Expansion Space shall be [***] (representing [***] per square foot for the First Floor Space and [***] per square foot for the Fifth Floor Space).

(b)           Subject to the terms of this Section 5, if Landlord receives from Tenant complete and final drawings and specifications, that Landlord has first approved (such approval not to be unreasonably withheld or delayed) in writing (the “Approved Plans”), for tenant improvement work (“Tenant’s Work”) in all or any part of the Expansion Space, then, Landlord shall, no more often than monthly, issue a single check payable to Tenant for an amount equal to the Tenant’s monthly bona fide invoice for Tenant’s Work up to the amount of the Tenant Allowance (the “Approved Payment”) and for the actual cost of furniture, furnishings, trade fixtures and equipment installed in the Expansion Space over and above the cost of Tenant’s Work up to the amount of the Tenant Allowance. Landlord shall have the obligation to provide the Tenant Allowance only if the following conditions are satisfied:

(i)               Tenant shall be in compliance with, and not in default under applicable law and the provisions of the Lease;

(ii)              Tenant shall have obtained, and shall maintain, all necessary and appropriate permits, licenses, authorizations and approvals from all governmental authorities having or asserting jurisdiction, and shall have delivered true copies thereof to Landlord;

(iii)             With respect to payments to the Tenant, Tenant shall have delivered to Landlord a completed requisition for advance (in form issued by the American Institute of Architects), certified and sworn to by Tenant’s Architect, to the effect that the value of the labor and materials in place equals the total portion of the Tenant Allowance funded to date plus the amount of the advance then being requested, and that the work completed to date has been performed in a good and workmanlike manner, to the satisfaction of Tenant’s Architect, in accordance with the Approved Plans and in compliance with all laws, orders, rules and regulations of all federal, state, municipal and local governments, departments, commissions and boards, which certification shall be accompanied by the Tenant’s invoice(s) for work performed and covered by the requisition for advance for the payment being requested; and

(iv)             Tenant shall have delivered to Landlord conditional waivers of Hen from the Approved Contractor and all other contractors, subcontractors, vendors, suppliers and materialmen who shall have furnished materials or supplies or performed work or services covered by such requisition, and full lien waivers for all previous work performed, completed and paid for from the aforesaid contractors. Subject to Tenant’s compliance with the aforesaid conditions, Landlord shall give Tenant a check payable to the Tenant for the amount of the invoice up to the amount of the Tenant Allowance, less any permitted deductions thereof.

(c)              The Approved Contractor shall be a qualified, reputable, bonded, licensed, insured and first-class general contractor (this standard shall also apply to any sub-contractor hired by the Approved Contractor) hired by Tenant in writing to perform the Tenant’s Work who has first been approved in writing by Landlord (Landlord must also approve electrical and mechanical contractors), which consent shall not be unreasonably withheld or delayed. Tenant agrees that (i) Landlord shall in no way be responsible for the quality or completeness of Tenant’s Work and (ii) Tenant’s Work shall be performed in compliance with all applicable provisions of the Lease as amended by this Amendment, including, but not limited to, (A) the Contractor Rules attached to this Amendment as Exhibit C, and (B) such other rules, regulations, procedures or directives of any kind that may be reasonably promulgated by Landlord from time to time. The Approved Contractor shall work in harmony with any of Landlord’s contractors and shall not interfere with Landlord’s completion of Landlord’s Work.

(d)              Tenant expressly agrees that Landlord may deduct and retain from the Approved Payment a fee equal to three percent (3%) of the cost of Tenant’s Work for review, supervisory, administrative, and/or coordination services that Landlord performs in connection with Tenant’s Work. Within thirty (30) days of the completion of Tenant’s Work, Tenant shall deliver to Landlord a final accounting of the cost of Tenant’s Work.

(e)              Each payment by Landlord of portions of the Tenant Allowance shall be in the amount properly requisitioned in accordance with the foregoing, less a retainage of ten percent (10%) of the amounts requisitioned. Upon the completion of Tenant’s Work and the taking of occupancy by Tenant of the Expansion Space for Tenant’s normal business operations, the final payment and any retainage held by Landlord shall be paid to Tenant upon receipt of the following documents (in form reasonably satisfactory to Landlord):

(i)               final, unconditional lien waiver from the Approved Contractor, and all sub-contractors in connection with Tenant’s Work;

(ii)              a statement from Tenant’s architect certifying that Tenant’s Work has been completed to Tenant’s satisfaction and in accordance with the Approved Plans;

(iii)             a final unconditional certificate of occupancy for the Expansion Space; and

(iv)             an “as built” plan for Tenant’s Work including all electrical files applicable to Tenant’s Work.

(f)              The Tenant Allowance may only be applied towards Tenant’s Work in accordance with the Approved Plans and for furniture, furnishings, trade fixtures and equipment to be installed in the Expansion Space. If any portion of the Tenant Allowance is not so used by Tenant, any excess shall be forfeited and shall not be used as a credit against fixed monthly rent, additional rent or any other sums due Landlord hereunder.

(g)              Tenant shall require any and all contractors of the Tenant performing work on or about the Expansion Space to obtain and/or maintain specific insurance coverage for events which could occur while operations are being performed and which could occur after the completion of the work arising therefrom. The insurance coverage of the contractor shall be at least equal to the coverage required of the Tenant and the contractor shall name Landlord and, if requested, any mortgagee, as additional insureds on all policies of liability insurance. The contractor shall purchase and maintain such insurance as will protect itself and Landlord and Tenant from claims set forth below which may arise out of or result from its operations under the contract and after contract completion with Tenant, whether such operations are performed by the Approved Contractor or by any subcontractor or by anyone directly or indirectly employed by any of them or by anyone for whose acts any of them may be liable. The insurance coverage shall include but not be limited to protection for:

(i)               Claims under Workers or Workmen’s Compensation, Disability Benefits, and other Employee Benefit Acts;

(ii)              Claims for damages because of bodily injury, occupational sickness, disease, or death of any person other than its employees;

(iii)             Claims for damages insured by reasonable and customary personal injury liability coverage which are sustained by (A) any person as a result of an offense directly or indirectly related to the employment of such person by the contractor, or (B) by any other person;

(iv)             Claims for damages, other than to the work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

(v)              Claims for damages because of bodily injury or death of any person and/or property damage arising out of the ownership, maintenance, or use of any motor vehicle; and

(vi)             Claims which include the foregoing, but not limited thereto, which may occur while operations are being performed and claims which may occur after operations are completed arising therefrom,

Tenant shall secure evidence of Tenant’s contractor’s insurance coverage adequate to protect Landlord and Tenant.

(h)              Landlord agrees that Tenant’s Work includes the removal of existing Moduline distribution boxes and related ductwork on the fifth (5th) floor and the replacement of same with new VAV boxes, the installation of associated duct work and digital control system, including any demolition (collectively “Tenant’s Fifth Floor HVAC Work”), all in accordance with the Approved Plans, provided:

(i)               Tenant engages Energy Options to design the control system and have the control system fully integrated and operational with the controls for the second (2nd), third (3rd) and fourth (4th) floors;

(ii)              The design of the fifth (5th) floor HVAC system shall not materially and adversely affect air flow currently designed for the fourth (4th) floor of the Building;

(iii)             Tenant reimburses Landlord for the reasonable costs of inspecting and testing the fifth (5th) floor HVAC system within thirty (30) days of Tenant’s receipt of Landlord’s invoice;

(iv)             Upon completion of Tenant’s Fifth Floor HVAC Work, Tenant shall provide to Landlord at a cost and expense to be split equally between Landlord and Tenant, a balancing report for the fifth (5th) floor of the Building performed by a third party engineer reasonably and mutually satisfactory to Landlord and Tenant.

Landlord agrees that upon substantial completion of Tenant’s Fifth Floor HVAC Work, the issuance of a certificate of occupancy in connection with Tenant’s Work, and Landlord’s confirmation that Tenant’s Fifth Floor HVAC Work was performed in accordance with the Approved Plans, Landlord shall pay to Tenant within thirty (30) days thereafter the sum of [***] representing Landlord’s share of the cost of Tenant’s Fifth Floor HVAC Work, which sum shall not be charged against the Tenant Allowance.

(i)               Landlord agrees to have an independent third party company check the balancing of approximately ten percent (10%) of the air distribution boxes on the second (2nd), third (3rd) and fourth (4th) floors and, if the findings of the report recommend further balancing of the air distribution boxes, then Landlord agrees to balance the HVAC systems on the second (2nd), third (3rd), and fourth (4th) floors of the Building upon completion of all of Tenant’s Work at Landlord’s sole cost and expense.

6.             Using building standard materials (as to both quality and quantity), as reasonably determined by Landlord, Landlord shall, (a) refurbish the lobby and common area bathrooms on the fifth floor to substantially similar quality and finishes as the lobby and common area bathrooms on the fourth floor (“Lobby/Bathroom Work”), (b) perform the work identified in that certain letter from Witt Mechanical, Inc. to Stanley Finsilver and David Friedman dated September 18, 2006 attached hereto as Exhibit E and made a part hereof (“HVAC Work”), and (c) erect the (i) side of the demising wall facing the First Floor Premises as shown on Exhibit D within seven (7) days of the execution of this Amendment, and (ii) other side of the demising wall within seven (7) days of Tenant’s receipt and delivery to Landlord of the “rough wall” and “rough electric” inspections (the “Wall Work”, and together with the Lobby/Bathroom Work and HVAC Work, “Landlord’s Work”). Landlord shall use commercially reasonable diligent efforts to complete Landlord’s Work as soon as reasonably practical, but in no event later than completion of Tenant’s Work. The HVAC Work shall be performed at Landlord’s sole cost and expense and no portion of the Tenant Allowance shall be used for the HVAC Work. Notwithstanding the foregoing, the Lobby/Bathroom Work shall commence following issuance of a certificate of occupancy in connection with Tenant’s Work and be substantially completed within sixty (60) days thereafter. If at Tenant’s request Landlord performs the Lobby/Bathroom Work during hours that Landlord’s contractors identify as overtime hours, any incremental cost associated with performing such work during overtime hours shall be the sole responsibility of Tenant. Tenant shall reimburse Landlord for approximately forty-six and thirty-four hundredths percent (46.34%) of the cost of the Lobby/Bathroom Work and any overtime incremental cost as described in the preceding sentence within thirty (30) days of substantial completion of the Lobby/Bathroom Work and Tenant’s receipt of Landlord’s invoice for such cost, provided however, Tenant may, at Tenant’s option, use the Tenant Allowance for such cost. Landlord agrees that Landlord shall provide to Tenant reasonably detailed supporting documents for any cost for which Landlord seeks reimbursement from Tenant. Landlord’s contractors shall work in harmony with the Approved Contractor and all subcontractors and shall not interfere with completion of Tenant’s Work.

7.             Except as may be expressly set forth in the Lease as modified herein, neither Landlord nor Landlord’s agents have made any representations or promises with respect to the physical condition of the Expansion Space, the Building, the land upon which it is erected, the rents, leases, expenses of operation or any other matter or thing affecting or related to the Expansion Space, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Amendment. Tenant has inspected the Expansion Space and is acquainted with its condition, and, except for completion of Landlord’s Work, agrees to take the same “as is” subject to the provisions of the Lease as modified herein and acknowledges that the taking of possession of the Expansion Space by Tenant shall be conclusive evidence that the Expansion Space was in good and satisfactory condition at the time such possession was so taken.

8.             Any exercise by Tenant of its renewal options pursuant to Section 3(d) of the Lease must be for the entire Premises inclusive of the Expansion Space.

9.             Tenant’s right of termination as set forth in Section 3(e) of the Lease shall extend to the Expansion Space. If Tenant exercises its right of termination, Tenant shall make payment of all sums due from Tenant pursuant to Section 3(e) on or before the early termination date.

10.          Each party herein covenants, warrants and represents to the other party that it has had no dealings, conversations or negotiations with any broker concerning the execution and delivery of this Amendment other than Friedman Real Estate Group, Inc. (the “Broker”). Landlord and Tenant hereby indemnify and hold each other harmless against any loss, claim, expense or liability arising from any action of the other party or from any broker claiming through the other the other party with respect to any commissions or brokerage fees claimed by any entity other than the Broker on account of the execution of this Amendment The Landlord shall pay any commissions due the Broker pursuant to a separate written agreement between Landlord and Broker.

11.          Tenant represents and warrants that (a) it is the sole owner and holder of the Tenant’s interest in the Lease, and it has not assigned, mortgaged, hypothecated, sublet, or otherwise alienated all or any part of its interest in the Lease or the Premises; (b) the Lease is in full force and effect and is enforceable in accordance with its terms; and (c) all conditions of the Lease to be performed by the Landlord and necessary to the enforceability of the Lease have been satisfied, provided that Landlord diligently and satisfactorily performs its ongoing repair and maintenance efforts in order to consistently furnish the Premises with heat and air conditioning required for Tenant’s comfortable use in accordance with Exhibit D-l of the Lease.

12.          Tenant hereby renews its obligations to Landlord for the full, prompt and timely payment of all rents and other sums required to be paid by Tenant during the term of the Lease as herein modified, and for the full, prompt and timely performance of, compliance with and observation of all the terms contained in the Lease as herein modified.

13.          The parties hereto represent and warrant to each other that each has full right and authority to enter into this Amendment and that the person signing this Amendment on behalf of Landlord and Tenant respectively has the requisite authority for such act.

14.          Except as expressly provided herein, all other terms, conditions, covenants, conditions and agreements as set forth in the Lease remain unchanged and in full force and effect.

(Remainder of this page left intentionally blank – Signature page to follow)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

WITNESS:		LANDLORD:

800 TOWER SPE LLC

By:	/s/ James G. Nugent	By:	/s/ Mark Yeager
Name: Mark Yeager
Title: Vice President

WITNIESS:		AGENT FOR LANDLORD:

THE GALE MANAGEMENT COMPANY, L.L.C.

By:	/s/ James G. Nugent	By:	/s/Mark Yeager
Name: Mark Yeager
Title: President

TENANT:
QUICKEN LOANS, INC.

By:	/s/ Angelo V. Vitale	By:	/s/ William Emerson
	Name: Angelo V. Vitale	Name:	William Emerson
		Title:	Chief Executive Officer

EXHIBIT A

First Floor Space

800 Tower Drive

Page 1 of 2

Exhibit A

Fifth Floor Space

800 Tower Dr.

Page 2 of 2

EXHIBIT B

RENT PAYMENT SCHEDULE

Exhibit B-Rent Schedule

	Original Space		4th Floor Expansion Premises			1st Floor Expansion Premises			5th Floor Expansion Premises		1st, 2nd, 3rd, 4th & 5th Floor Premises
Date of Document:	07/06/04		07/13/05
3rd	30,955
2nd	29,351
RSF Area:	60,306		31,441		91,747	5,481		97,228	30,389		127,617
Term Comm.Date:	08/16/04		09/01/05
Rent Comm, Date:	02/16/05		03/01/06			06/01/07			05/15/07
Anticipated Term Comm. Date:	N/A		N/A			09/15/06			09/15/06
RFS Area of Building:		213,290		213,290	213,290		213,290			213,290		213,290
Tenant’s Share:		28,27%		14.74%	43.02%		2.57%			14.25%		59.83%

Dates	Rent Rate/SF	Monthly Rent	Annual Rent	Rent Rate/SF	Mohthly Rent	Annual Rent	Rent Rate/SF	Monthly Rent	Annual Rent	Rent Rate/SF	Monthly Rent	Annual Rent	Monthly Rent	Annual Rent.
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1

Exhibit B-Rent Schedule

	Original Space		4th Floor-Expansion Premises			1st Floor Expansion Premises			5th Floor Expansion Premises		1st 2nd, 3rd, 4th & 5th Floor Premises
Date of Document;	07/06/04		07/13/05
3rd	30,955
2nd	29,351
RSF Area:	60,306		31,441		91,747	5,481		97,228	30,389		127,617
Term Comm. Date:	08/16/04		09/01/05
Rent Comm Date:	02/16/05		03/01/06			06/01/07			05/15/07
Anticipated Term Comm. Date:	N/A		N/A			09/15/06			09/15/06
RFS Area of Building:		213,290		213,290	213,290		213,290			213,290		213,290
Tenant’s Share:		28.27%		14.74%	43.02%		2.57%			14.25%		59.83%

Dates	Rent Rate/SF	Monthly Rent	Annual Rent	Rent Rate/SF	Monthly Rent	Annual Rent.	Rent Rate/SF	Monthly Rent	Annual Rent	Rent Rate/SF	Monthly Rent	Annual Rent	Monthly Rent	Annual Rent
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2

Exhlbit B -Rent Schedule

	Original Space		4th Floor Expansion Premises			1st Floor Expansion Premises			5th Floor Expansion Premises		1st, 2nd, 3rd, 4th & 5th 6th FloorPremises
Date of Document:	07/06/04		07/13/05
3rd	30,955
2nd	29,351
RSF Area:	60,305		31,441		91,747	5,481		97,228	30,389		127,617
Term Comm.Date:	08/16/04		09/01/05
Rent Comm. Date:	02/16/05		03/01/06			06/01/07			05/15/07
Anticipated Term Comm. Date:	N/A		N/A			09/15/06			09/15/06
RFS Area of Building:		213,290		213,290	213,290		213,290			213,290		213,290
Tenant’s Share:		28.27%		14.74%	43.02%		2.57%			14.25%		59.83%

Dates	Rent Rate/SF	Monthly Rent	Annual Rent.	Rent Rate/SF	Monthly Rent	Annual Rent	Rent Rate/SF	Monthly Rent	Annual Rent	Rent Rate/SF	Monthly Rent	Annual Rent	Monthly Rent	Annual Rent
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3

EXHIBIT C

CONTRACTOR RULES

1.             PARKING. All loading, unloading, and parking of vehicles of the Approved Contractor and its employees shall be done only in areas designated by the Landlord.

2.             TRASH. No trash may be placed in Building compactors or dumpsters. No trash may be put in the common area. All trash must be stored in the Expansion Space Space. All trash must be removed daily, after Building hours. Approved Contractor shall be allowed only two dumpsters on site at any one time. All costs associated with the dumpsters shall be at contractor’s expense. The areas around the dumpsters shall be kept clean and free of debris. The dumpster locations shall be designated by the Landlord.

3.             DUST AND DIRT. Tracking unreasonable quantities of dirt and dust into the common area is prohibited. Approved Contractor’s employees shall remove as much dirt and dust as possible before entering the common area.

4.             DAMAGE. Any damage to walls, floors or ceiling must be repaired by the Approved Contractor before construction is complete.

5.             STORAGE OF EQUIPMENT. Storage of all tools, equipment, and supplies is limited to the Demised Premises.

6.             ENTRY TO DEMISED PREMISES. Deliveries and all entries by Approved Contractor shall be made through the rear entrance or service entrance of the Building. If items are too large to fit through the Building’s rear entrance or service entrance, Approved Contractor may only deliver through the front entrance after receiving Landlord’s prior written permission. Contractors shall only use the freight elevator for deliver of materials and transporting tools and equipment.

7.             OUTSIDE WORK. All work is to be completed in the Expansion Space only. No work is to be performed in the common areas or other tenant spaces without the Landlord’s prior approval.

8.             LOANING OF EQUIPMENT. No Building equipment will be loaned to the Approved Contractor.

9.             QUALITY OF WORK. Approved Contractor work shall be performed in a thorough, first-class, and workmanlike manner and shall be in good and usable condition at the date of completion thereof.

10.          ODORS. Proper care must be taken when working with glues, paints, and any other materials requiring special ventilation so that objectionable odors do not waft into the common area or other tenant spaces.

11.          WELDING AMD PENETRATION. No welding and/or slab penetration shall be permitted without Landlord’s prior approval.

12.          SPRINKLERS. At no time shall the sprinkler system be shut down without Landlord’s prior approval.

13.          IRREGULAR HOURS. Approved Contractor shall not perform any work before or after Building hours without the Landlord’s prior approval.

14.          NOISE. Use of jackhammers, rivet guns, and grinding equipment is not allowed during Building hours without Landlord’s prior permission. All radio, music and construction noise must be kept at a low volume so that it cannot be heard outside the Expansion Space.

15.          ROOF. Approved Contractor shall not go on the roof without the prior written approval of Landlord.

16.          ASBESTOS. All materials incorporated in the Expansion Space by the Approved Contractor shall be 100 percent free of asbestos-containing materials.

17.          ELECTRICAL ROOM. The Approved Contractor shall not enter the electrical room without Landlord’s permission.

18.          FIRE EXTINGUISHER. The Approved Contractor shall keep fire extinguishers in the Expansion Space at all times.

19.          No smoking in the building, demised premises or Expansion Space.

2

EXHIBIT D

WALL WORK

Exhibit D

1st Floor

800 Tower Drive

Demising Wall
Demising Wall
UP
UP

EXHIBIT E

WITT MECHANICAL, INC. LETTER DATED SEPTEMBER 18, 2006

WITT

MECHANICAL inc.

COMMERCIAL AND INDUSTRIAL

HEATING • AIR CONDITIONING • BUILDING SYSTEMS

September 18.2006

Finsirver / Friedman Management

34975 West 12 Mile Road

Farmington Hills, Ml 48331-3269

Attn: Stanley Finsilver and David Friedman

Re: 800 Tower Drive

At the time of our physical inspection the following Issues were noted:

Air Side:

Second Floor

I-

Zone 2-3 has 5 linear dtffusers En scries. Found the branch line to branch 2 off controller. Branch 2 should be removed from zone 2-3 and added to zone 2-26 (The thermostat is not in the correct area) The building as built prints arid the computer prints do not accurately show this zone.

2-	Zone 2-6	Branch 2	Bladder at 0 at full cool.

3-	Zone 2-13	Zone temperature set point will not change, box does not respond.

4-	Zone 2-18	Boxes don’t respond.

5-	Zone 2-21	Zone temperature set point will not change, box docs not respond.

6-	Zone 2-23	Box set at 63 deg., zone temp 73 deg. Box works but needs more air.

7-	Zone 2-27	Box set to 2” w.c.

8-	Zonc2-34	Branch 2 calling for 0 but reads 1.14.

9-	Zone 2-41	is actually zone 24.

Third Floor

1-	Zone 3-1	Branch 2	Low pressure.

2-	Zone 3-2	Branch I	Not closing fully.

3-	Zone 3-3	Branch 2	Low pressure

4-	Zone 3-5	Branch 2	Low pressure

5-	Zone 3-6	All branches set at 0.	Box not responding.

6-	Zone 3-9	Space temperature shows -327.1 (Abandoned box?)

7-	Zone 3-10	Zone temperature set point will not change, box does not respond.

8-	Zone 3-11	Branch 1 & 2	Low pressure.

9-	Zone 3-12	Branch 2	Low pressure.

10-	Zones 3-15	Branch 1 & 2	Low pressure.

11-	Zone 3-16	Zone temperature set point will not change, box docs not respond.

12-	Zone 3-17	Braneh 2&3	Low prcssure.

13-	Zone 3-18	Branch 1&2	Low pressure.

14-	Zone 3-20	Branch 3	Low pressure, box not responding.

15-	Zone 3-27	Branch 2	Low pressure.

16-	Zone 3-28	Branch 3	Low pressure.

17-	Zone 3-29	Branch 1&2	Low pressure.

18-	Zone 3-31	Branch 2	Low pressure.

19-	Zone 3-39	Zone temperature set point will not change, box does not respond.

Fourth Floor

28722 wull Street • Wixom. MI 48393 • Phone: (248) 596-0460 • Fax: (248) 596-0461

WITT

MECHANICAL inc.

COMMERCIAI, AND INDUSTRIAL

HEATING - AIR CONDITIONING • BUILDING SYSTEMS

1-	Zone 4-2	Branch 2	Low pressure.

2-	Zone 4-5	Branch 1-3	Low pressure.

3-	Zone 4-10	Branch 1	Low pressure.

4-	Zone 4-11	Branch 2	Not closing fully.

5-	Zone 4-14	Box working intermittently, box does not respond.

6-	Zone 4-19	Branc 1	Not closing fully.

7-	Zone 4-20	Branch 2	Box does not respond.

8-	Zone 4-22	Branch 1	Low pressure.

9-	Zonc4-24	Biranch 1	Low pressure.

10-	Zone 4-26	Branch 1 &.2	Low prcssure.

11-	2one 4-27		2 vav’s reed same area,

12-	Zone 4-29	Branch 3	Low pressure,

13-	Zone 4-31	Branch 1	Not closing fully.

14-	Zone 4-33	Stanch 1 &2	Low pressure.

15-	Zona 4-35	Branch 1 &2	Not closing folly.

Recommendations:

1- VAV set points should never ho in access of the static available in the duct.

2- Repair all boxes with control issues.

3- Air balance each zone so each branch can reach its calculated set paint.

4- Add a new high pressure supply run to zone 2-3 branch 2.

5- Reprogrem arid relocate branch 2 from zone 2-3 to zone 26.

6- Update prints and computer graphics to reflect actual duct.

7- Install regufar electronically controlled vav boxes on all feture renovations to better control air volumes during periods; of high demand.

Notes:

1- There are 2 supplemental A.C. wits with remote condensers in the ceiling on the 7th floor.

2- 2 offices and 1 electrical ctoset have exhaust fans on the 6th floor.

3- 2 offices and 1 phone room have exhaust fans on the 5th floor.

4- Some additional ductwork may be needed aftcr the air balance is complete to provide enough air to the zones.

5- We were not able to check the house systems in depth because wo were not able to shut down or cycle any of the equipment. Per building engineer.

Please don’t hesitate to call if you have any questions.

/s/ Tim Helmle
Tim Helmle
Witt Mechanical, Inc.
248-596-0460

28722 Wall Street • Wixom, M8 48393 • Phone: (248) 596-0460 • Fax: (248) 596-0461